SUPPLEMENT TO THE
STATEMENT OF ADDITIONAL INFORMATION OF
WELLS FARGO MUNICIPAL FIXED INCOME FUNDS

Effective immediately, the Class-Level Administrator Fees table located in the section entitled, “Manager and Class-Level Administrator” is replaced with the following:

Class-Level Administrator Fee
Share Class	% of Average Daily Net Assets
Class A and Class C	0.16%
Class R6	0.03%
Administrator Class	0.10%
Institutional Class	0.08%

February 5, 2019